UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2013
_______________________
TIVO INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-27141	77-0463167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2160 Gold Street,
Alviso, California	95002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (408)519-9100

(Former name or former address, if changed since last report.)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Stock Ownership Policy: On December 11, TiVo’s board of directors approved an executive stock ownership policy applicable to TiVo’s executive officers. Effective February 1, 2014, TiVo’s chief executive officer will be required to retain 3 times his base salary in TiVo stock and TiVo’s other executive officers will be required to retain the equivalent of their base salary in TiVo stock. Each executive officer will be required to retain at least 50% of any net vested or exercised shares until such executive reaches the required ownership threshold.
Board Ownership Guidelines: As previously disclosed in September 2013, TiVo’s board increased its equity ownership guidelines for non-employee directors to require each non-employee director to own 25,000 shares of the Company’s common stock within five years of the director joining the Board (which at the time of implementation was roughly equivalent to five times the annual cash retainer paid to a non-employee Board member).
Incentive Compensation Clawback Policy: On December 11, TiVo’s board of directors also approved an incentive compensation clawback policy applicable to TiVo’s executive officers. As set forth in the policy, TiVo’s board of directors is authorized to recoup any incentive compensation that the board determines was improperly paid to an executive officer in connection with such executive officer’s acts or omissions related to a future restatement.
Restrictions on Hedging and Pledging: TiVo’s policy on insider trading, which applies to employees and TiVo’s board of directors, prohibits individuals at TiVo from engaging in speculative trading in TiVo stock, including trading in TiVo stock on margin, pledging or hedging of TiVo stock, and trading in derivative securities of TiVo stock (such as puts and calls).
The agreement of each of TiVo’s executive officers to be bound by the executive stock ownership and incentive compensation clawback policies will be made pursuant to the form of acknowledgment of the executive stock ownership and incentive compensation clawback policies, attached as Exhibit 10.1.

ITEM 9.01. Financial Statements and Exhibits.

(d)           The following exhibits are included with this Report

Exhibit Number	Description
10.1	Form of Acknowledgment of Executive Stock Ownership and Incentive Compensation Clawback Policies.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TIVO INC.

December 17, 2013	By:	/s/ Naveen Chopra
Naveen Chopra
Chief Financial Officer
(Principal Financial Officer)

Exhibit Number	Description
10.1	Form of Acknowledgment of Executive Stock Ownership and Incentive Compensation Clawback Policies.